
<ARTICLE>                     5
<LEGEND>
This  Exhibit  contains  summary  financial   information   extracted  from  the
Registrant's  financial  statements  for the  periods  ended  June 30,  1996 and
September 30, 1996, as restated pursuant to Statement of Finanical Standards No.
128.  This Exhibit is  qualified in its entirety by reference to such  financial statements. This Exhibit shall not be deemed filed for purposes of Section 11 of the  Securities  Act of 1933 and Section 18 of the  Securities  Exchange  Act of
1934, or otherwise  subject to the liability of such  Sections,  nor shall it be deemed a part of any other filing which  incorporates  this report by reference, unless such other filing expressly incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                                     1,000
<CURRENCY>                                U.S. Dollars

<PERIOD-TYPE>                   9-MOS                          12-MOS
<FISCAL-YEAR-END>                          SEP-30-1996                        SEP-30-1996
<PERIOD-START>                             OCT-01-1995                        OCT-01-1995
<PERIOD-END>                               JUN-30-1996                        SEP-30-1996
<EXCHANGE-RATE>                                      1                                  1
<CASH>                                           5,148                              4,983
<SECURITIES>                                         0                                  0
<RECEIVABLES>                                    6,926                              7,497
<ALLOWANCES>                                       208                                256
<INVENTORY>                                      4,763                              5,834
<CURRENT-ASSETS>                                19,719                             22,381
<PP&E>                                          10,556                             11,551
<DEPRECIATION>                                   2,841                              3,363
<TOTAL-ASSETS>                                  28,782                             31,649
<CURRENT-LIABILITIES>                            4,432                              4,287
<BONDS>                                              0                                  0
<PREFERRED-MANDATORY>                                0                                  0
<PREFERRED>                                          0                                  0
<COMMON>                                           126                                126
<OTHER-SE>                                      18,166                             18,991
<TOTAL-LIABILITY-AND-EQUITY>                    28,782                             31,649
<SALES>                                         30,055                             44,216
<TOTAL-REVENUES>                                30,055                             44,216
<CGS>                                           17,442                             25,296
<TOTAL-COSTS>                                   17,442                             25,296
<OTHER-EXPENSES>                                 6,453                              9,266
<LOSS-PROVISION>                                     0                                  0
<INTEREST-EXPENSE>                                  67                                 79
<INCOME-PRETAX>                                  6,324                              9,870
<INCOME-TAX>                                     2,530                              3,917
<INCOME-CONTINUING>                              3,794                              5,953
<DISCONTINUED>                                       0                                  0
<EXTRAORDINARY>                                      0                                  0
<CHANGES>                                            0                                  0
<NET-INCOME>                                     3,794                              5,953
<EPS-PRIMARY>                                      .33                               0.50
<EPS-DILUTED>                                      .29                               0.46

